UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934
Date of Report (Date of earliest event reported): January 16, 2008
Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000

State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403

Address of principal executive offices	Zip Code

Registrant s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events.
On January 16, 2008, the Modine Board of Directors declared a quarterly dividend. A copy of the Company’s news release relating to that declaration is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
Exhibit 99.1	Press Release dated January 16, 2008 relating to Modine’s quarterly dividend declaration.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company
By:	/s/ D. B. Rayburn
D. B. Rayburn
President and Chief Executive Officer

Date: January 16, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated January 16, 2008 relating to Modine’s quarterly dividend declaration.